Exhibit 10.2

EXECUTION VERSION

FIFTH AMENDMENT

TO

INTERNATIONAL LETTER OF CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO INTERNATIONAL LETTER OF CREDIT AGREEMENT is dated as of April 22, 2014 (this “Fifth Amendment”), and entered into among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (the “Borrower”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company (the “Guarantor”), and WELLS FARGO BANK, N.A., successor by merger to WELLS FARGO HSBC TRADE BANK, N.A. (the “Bank”).

BACKGROUND:

A. The Borrower, the Guarantor and Bank entered into an International Letter of Credit Agreement, dated as of September 29, 2006 (as amended through the date hereof and as it may be further amended, modified or supplemented, the “Agreement”). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Agreement.

B. The Borrower has requested that the Bank amend certain provisions of the Agreement and the Bank has agreed to amend the Agreement as herein provided.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantor and the Bank covenant and agree as follows:

SECTION 1. AMENDMENT OF EXHIBIT “A” TO THE AGREEMENT.

(a) Exhibit “A” of the Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:

“NASDI Bonds” means those certain surety bonds issued by Zurich for the benefit of NASDI, LLC and Yankee Environmental Services, LLC prior to, but which remain outstanding as of, April 22, 2014.

“Permitted Zurich Guaranty Obligations” means Guaranty Obligations of the Borrower to Zurich under that certain Guarantee and Indemnity Agreement dated as of April 22, 2014, executed by the Borrower in favor of Zurich, relating to the NASDI Bonds in an aggregate amount not to exceed $25,000,000.

(b) The following definition in Exhibit “A” of the Agreement is amended and restated in its entirety to read as follows:

“Consolidated Total Indebtedness” of the Borrower, means as of any date of determination, the sum of (without duplication), (a) all Indebtedness (other than (i) contingent Bonding Obligations and (ii) Operating Leases) of the Borrower and its Subsidiaries on a Consolidated basis which, in accordance with GAAP, should be included as liabilities in the consolidated balance sheet of the Borrower and its Subsidiaries at such time, plus (b) the undrawn face amount of letters of credit (other than (i) letters of credit issued to (x) Zurich in an aggregate amount not to exceed $20,000,000 to support (A) the Bonding Obligations held by Zurich and/or (B) obligations with respect to the NASDI Bonds and (y) Travelers pursuant to the terms set forth in the Travelers’ Termination Agreement, (ii) Performance Letters of Credit and (iii) standby letters of credit issued pursuant to the Agreement) and bank guarantees (other than those issued to support performance obligations), plus (c) the principal amount of all guarantees executed by such Person (other than the Permitted Zurich Guaranty Obligations, but solely to the extent Zurich has not asserted any claim for reimbursement from NASDI, LLC, Yankee Environmental Services, LLC or the Borrower with respect to the NASDI Bonds).

SECTION 2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) (i) the Borrower has all requisite power and authority to execute and deliver this Fifth Amendment, (ii) this Fifth Amendment has been duly executed and delivered by the Borrower, and (iii) this Fourth Amendment and the Agreement, as amended hereby, constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as limited by Debtor Laws;

(b) there exists no Event of Default or Default under the Agreement both before and after giving effect to this Fifth Amendment;

(c) the representations and warranties set forth in the Agreement and other International Loan Documents are true and correct in all material respects on the date hereof both before and after giving effect to this Fifth Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(d) the Agreement, as amended hereby, and the other International Loan Documents remain in full force and effect; and

(e) neither the execution, delivery and performance of this Fifth Amendment or the Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (a) contravene the terms of the Organization Documents of the Borrower, (b) violate any Governmental Requirement or (c) conflict with any Obligation to which the Borrower is a party; except in the case of clauses (b) and (c) above to the extent that such conflict could not reasonably be expected to have a Material Adverse Effect.

SECTION 3. CONDITIONS TO EFFECTIVENESS. All provisions of this Fifth Amendment shall be effective upon receipt by the Bank of this Fifth Amendment duly executed by the Borrower, the Guarantor and the Bank.

SECTION 4. ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTOR. Guarantor hereby (i) consents to the terms and execution hereof; (ii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iii) acknowledges that the Bank may amend, restate, extend, renew or otherwise modify the Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the Guarantor and without impairing the liability of the Guarantor under its Guaranty for all of the Borrower’s present and future indebtedness to the Bank.

SECTION 5. REFERENCE TO THE AGREEMENT.

(a) Upon the effectiveness of this Fifth Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Agreement, as affected and amended hereby.

(b) The Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Bank in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees, charges and disbursements of counsel with respect thereto).

SECTION 7. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fifth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Bank (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

SECTION 8. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

SECTION 9. ENTIRE AGREEMENT. THIS FIFTH AMENDMENT AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

SECTION 10. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 11. WAIVERS OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS FIFTH AMENDMENT OR INTERNATIONAL LOAN DOCUMENTS, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS FIFTH AMENDMENT OR ANY INTERNATIONAL LOAN DOCUMENT AND AGREE THAT ANY ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Fifth Amendment is executed as of the date first set forth above.

BORROWER:

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Vice President & Controller

GUARANTOR:

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Vice President & Controller

BANK:

WELLS FARGO BANK, N.A.

By:	/s/ Sushim R. Shah
Sushim R. Shah
Vice President and
Senior Relationship Manager

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